                                                                      SCHEDULE A

                  CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

     The description herein of the Mortgage Loans is based upon the estimates of the  composition  thereof as of the  Cut-off  Date,  as  adjusted to reflect the
Stated  Principal  Balances as of the Cut-off Date. Prior to the issuance of the
Certificates,  Mortgage  Loans  may be  removed  as a  result  of (i)  Principal
Prepayments  thereof in full prior to July 1, 2004, (ii) requirements of Moody's or S&P,  (iii)  delinquencies  or otherwise.  In any such event,  other mortgage loans may be included in the Trust. SAMI believes that the estimated information set forth herein with respect to the Mortgage Loans as presently  constituted is representative of the  characteristics  thereof at the time the Certificates are issued, although certain characteristics of the Mortgage Loans may vary.

     Notwithstanding  the foregoing,  on or prior to the Closing Date, Stated or
Unstated principal payments made with respect to the Mortgage Loans may decrease the Stated Principal Balance of the Mortgage Loans as of the Cut-off Date as set
fort in this Prospectus Supplement by as much as ten percent (10%). Accordingly, the initial principal balance of any of the Offered  Certificates by the Closing
Date is subject to a decrease by as much as ten percent (10%) from amounts shown on the front cover hereof.

       Principal Balances of the Mortgage Loans at Origination in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Original Principal Balance ($)       Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
         0 - 100,000                   62          $ 5,141,783           0.82%
   100,001 - 200,000                  303           44,230,710           7.09
   200,001 - 300,000                  137           33,989,997           5.45
   300,001 - 350,000                  121           40,246,730           6.45
   350,001 - 400,000                  321          121,074,107          19.40
   400,001 - 450,000                  152           64,885,115          10.40
   450,001 - 500,000                  133           63,234,408          10.13
   500,001 - 550,000                   89           46,779,300           7.49
   550,001 - 600,000                   59           33,828,455           5.42
   600,001 - 650,000                  103           65,654,844          10.52
   650,001 - 700,000                   13            8,904,371           1.43
   700,001 - 800,000                   29           21,384,893           3.43
   800,001 - 900,000                   20           17,115,717           2.74
   900,001 - 1,000,000                 28           27,600,309           4.42
 1,000,001 - 1,100,000                  2            2,189,000           0.35
 1,100,001 - 1,200,000                  4            4,719,378           0.76
 1,200,001 - 1,300,000                  4            5,149,080           0.82
 1,300,001 - 1,400,000                  2            2,742,000           0.44
 1,400,001 - 1,500,000                  3            4,438,000           0.71
 1,500,001 or Greater                   6           10,863,067           1.74
--------------------------------------------------------------------------------
        Total                       1,591        $ 624,171,264         100.00%
--------------------------------------------------------------------------------
Minimum Original Principal Balance: $39,600
Maximum Original Principal Balance: $2,450,000
Average Original Principal Balance: $393,145

                 Stated Principal Balances of the Mortgage Loans
                       as of the Cut-Off Date in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Stated Principal Balance ($)         Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
         0 - 100,000                   62          $ 5,141,783           0.82%
   100,001 - 200,000                  304           44,368,150           7.11
   200,001 - 300,000                  138           34,281,019           5.49
   300,001 - 350,000                  121           40,501,717           6.49
   350,001 - 400,000                  319          120,390,659          19.29
   400,001 - 450,000                  155           66,151,795          10.60
   450,001 - 500,000                  131           62,368,419           9.99
   500,001 - 550,000                   89           46,779,300           7.49
   550,001 - 600,000                   60           34,423,455           5.52
   600,001 - 650,000                  101           64,354,844          10.31
   650,001 - 700,000                   16           10,888,309           1.74
   700,001 - 800,000                   26           19,705,264           3.16
   800,001 - 900,000                   20           17,115,717           2.74
   900,001 - 1,000,000                 28           27,600,309           4.42
 1,000,001 - 1,100,000                  2            2,189,000           0.35
 1,100,001 - 1,200,000                  4            4,719,378           0.76
 1,200,001 - 1,300,000                  4            5,149,080           0.82
 1,300,001 - 1,400,000                  2            2,742,000           0.44
 1,400,001 - 1,500,000                  3            4,438,000           0.71
 1,500,001 or Greater                   6           10,863,067           1.74
--------------------------------------------------------------------------------
       Total                        1,591        $ 624,171,264         100.00%
--------------------------------------------------------------------------------
Minimum Stated Principal Balance: $39,561
Maximum Stated Principal Balance: $2,450,000
Average Stated Principal Balance: $392,314

     Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Mortgage Interest Rates (%)          Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
     2.500 - 2.749                      1            $ 450,000           0.07%
     2.750 - 2.999                      1              100,000           0.02
     3.000 - 3.249                      6            1,738,700           0.28
     3.250 - 3.499                     13            3,488,040           0.56
     3.500 - 3.749                     16            5,790,686           0.93
     3.750 - 3.999                     42           12,170,410           1.95
     4.000 - 4.249                     53           18,382,893           2.95
     4.250 - 4.499                     63           26,584,359           4.26
     4.500 - 4.749                    130           55,695,617           8.92
     4.750 - 4.999                    164           62,240,461           9.97
     5.000 - 5.249                    123           45,505,495           7.29
     5.250 - 5.499                    165           66,642,120          10.68
     5.500 - 5.749                    211           86,791,135          13.91
     5.750 - 5.999                    199           77,263,944          12.38
     6.000 - 6.249                    122           46,151,833           7.39
     6.250 - 6.499                    111           41,586,828           6.66
     6.500 - 6.749                     75           31,293,540           5.01
     6.750 - 6.999                     65           26,533,292           4.25
     7.000 - 7.249                     13            5,346,299           0.86
     7.250 - 7.499                     12            8,042,412           1.29
     7.500 - 7.749                      4            1,475,600           0.24
     7.750 - 7.999                      2              897,600           0.14
--------------------------------------------------------------------------------
         Total                      1,591        $ 624,171,264         100.00%
--------------------------------------------------------------------------------
Minimum Mortgage Rate:          2.625%
Maximum Mortgage Rate:          7.750%
Weighted Average Mortgage Rate: 5.428%

                    Original Loan-to-Value Ratios* in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Original Loan-to-Value Ratios (%)    Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
      0.01 - 30.00                      5          $ 2,540,300           0.41%
     30.01 - 40.00                      9            3,795,565           0.61
     40.01 - 50.00                     32           13,956,191           2.24
     50.01 - 55.00                     32           14,160,088           2.27
     55.01 - 60.00                     50           29,272,755           4.69
     60.01 - 65.00                     63           32,717,759           5.24
     65.01 - 70.00                    163           82,208,019          13.17
     70.01 - 75.00                    127           58,250,484           9.33
     75.01 - 80.00                    923          334,891,874          53.65
     80.01 - 85.00                     18            5,740,617           0.92
     85.01 - 90.00                    124           32,333,978           5.18
     90.01 - 95.00                     43           13,180,769           2.11
     95.01 - 100.00                     2            1,122,865           0.18
--------------------------------------------------------------------------------
        Total                       1,591        $ 624,171,264         100.00%
--------------------------------------------------------------------------------
Weighted Average Original Loan-to-Value:  74.85%

*Loan to value ratios are  calculated by taking the Original  Principal  Balance and dividing the lesser of the  original  appraised  value and sell price of the property.

         Geographic Distribution* of the Mortgage Properties in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Geographic Distribution              Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
Alabama                                 3          $ 1,455,400           0.23%
Arizona                               158           35,211,223           5.64
California                            591          284,064,979          45.51
Colorado                               57           17,447,964           2.80
Connecticut                             6            3,447,569           0.55
District of Columbia                    4            1,975,000           0.32
Florida                               200           71,816,544          11.51
Georgia                               116           35,246,991           5.65
Hawaii                                  4            2,940,565           0.47
Idaho                                   1              530,430           0.08
Illinois                               21            7,277,067           1.17
Indiana                                 6            1,093,315           0.18
Kentucky                                1               89,374           0.01
Louisiana                               1              400,000           0.06
Massachusetts                          18            8,430,952           1.35
Maryland                               50           22,345,347           3.58
Maine                                   5            1,673,370           0.27
Michigan                               13            4,612,748           0.74
Minnesota                               6            2,336,977           0.37
Missouri                                6            1,371,375           0.22
Mississippi                             1              649,321           0.10
Montana                                 2              599,800           0.10
North Carolina                         11            5,434,972           0.87
New Hampshire                           5            1,338,666           0.21
New Jersey                             30           13,337,965           2.14
New Mexico                              3            1,655,564           0.27
Nevada                                 47           15,675,322           2.51
New York                               25           11,906,291           1.91
Ohio                                   12            2,574,696           0.41
Oregon                                 23            6,228,895           1.00
Pennsylvania                           10            3,036,880           0.49
Rhode Island                            2              771,566           0.12
South Carolina                          9            3,820,649           0.61
South Dakota                            1              488,250           0.08
Tennessee                               5            1,838,600           0.29
Texas                                  16            4,201,459           0.67
Utah                                   10            3,347,282           0.54
Virginia                               68           28,392,357           4.55
Washington                             44           15,105,541           2.42
--------------------------------------------------------------------------------
Total                               1,591        $ 624,171,264         100.00%
--------------------------------------------------------------------------------
*No more than  approximately  0.82% of the  Mortgage  Loans by Stated  Principal
Balance will be secured by properties located in any one zip code area.

  Credit Scores as of the Date of Origination of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Range of Credit Scores               Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
        NA                             10          $ 2,045,510           0.33%
       575 - 599                        1              909,350           0.15
       600 - 619                        1              366,400           0.06
       620 - 639                       50           22,982,820           3.68
       640 - 659                      160           64,374,370          10.31
       660 - 679                      240           97,651,837          15.65
       680 - 699                      277          109,700,551          17.58
       700 - 719                      236           92,871,838          14.88
       720 - 739                      188           72,064,625          11.55
       740 - 759                      194           69,928,164          11.20
       760 - 779                      163           66,138,606          10.60
       780 - 799                       62           22,020,120           3.53
       800 - 819                        9            3,117,072           0.50
--------------------------------------------------------------------------------
         Total                      1,591        $ 624,171,264         100.00%
--------------------------------------------------------------------------------
Weighted Average Credit Score: 706

              Property Types of the Mortgage Properties in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Property Type                        Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
2-4 Family                             65         $ 28,256,951           4.53%
Condominium                           135           46,562,686           7.46
PUD                                   492          180,653,489          28.94
Single Family                         898          368,600,938          59.05
Townhouse                               1               97,200           0.02
--------------------------------------------------------------------------------
Total                               1,591        $ 624,171,264         100.00%
--------------------------------------------------------------------------------

               Occupancy Status of Mortgage Properties in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Occupancy Status                     Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
Investor                              286         $ 85,802,142          13.75%
Owner Occupied                       1226          507,372,927          81.29
Second Home                            79           30,996,195           4.97
--------------------------------------------------------------------------------
Total                               1,591        $ 624,171,264         100.00%
--------------------------------------------------------------------------------

                  Loan Purpose of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Loan Purpose                         Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
Cash Out Refinance                    364        $ 148,415,119          23.78%
Purchase                              981          380,404,836          60.95
Rate/Term Refinance                   246           95,351,309          15.28
--------------------------------------------------------------------------------
Total                               1,591        $ 624,171,264         100.00%
--------------------------------------------------------------------------------

               Documentation Type of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Documentation Type                   Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
Full Documentation                    460        $ 164,664,381          26.38%
No Documentation                      257           84,490,426          13.54
Preferred Documentation                14            6,342,982           1.02
Reduced Documentation                 860          368,673,475          59.07
--------------------------------------------------------------------------------
Total                               1,591        $ 624,171,264         100.00%
--------------------------------------------------------------------------------

       Original Terms to Stated Maturity of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Original Term (Months)               Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
360                                 1,591        $ 624,171,264         100.00%
--------------------------------------------------------------------------------
Total                               1,591        $ 624,171,264         100.00%
--------------------------------------------------------------------------------
Minimum Original Term to Stated Maturity (Mths):   360
Maximum Original Term to Stated Maturity (Mths):   360
Weighted Average Orig. Term to Stated Mat.(Mths):  360

       Remaining Terms to Stated Maturity of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Stated Remaining Term (Months)       Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
       300 - 359                     1278        $ 479,956,104          76.89%
       360                            313          144,215,160          23.11
--------------------------------------------------------------------------------
        Total                       1,591        $ 624,171,264         100.00%
--------------------------------------------------------------------------------
Minimum Original Term to Stated Maturity (Mths):  335
Maximum Original Term to Stated Maturity (Mths):  360
Weighted Average Rem. Term to Stated Mat.(Mths):  359

                     Index of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Index                                Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
1 Month Libor                          41         $ 13,167,134           2.11%
1 Year CMT                              6            3,126,990           0.50
1 Year Libor                          503          245,926,724          39.40
6 Month Libor                       1,041          361,950,415          57.99
--------------------------------------------------------------------------------
Total                               1,591        $ 624,171,264         100.00%
--------------------------------------------------------------------------------

           Rate Adjustment Frequency of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Rate Adjustment Frequency            Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
I Month                                41         $ 13,167,134           2.11%
6 Month                             1,041          361,950,415          57.99
12 Month                              509          249,053,714          39.90

--------------------------------------------------------------------------------
Total                               1,591        $ 624,171,264         100.00%
--------------------------------------------------------------------------------

        Months to Next Rate Adjustment* of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Months to Next Rate Adjustment       Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
         1 - 3                         50         $ 15,610,612           2.50%
         4 - 6                         72           20,224,222           3.24
         7 - 9                          2            1,131,774           0.18
        10 - 12                         1              683,938           0.11
        13 - 15                         7            3,767,395           0.60
        16 - 18                         1              512,991           0.08
        19 - 21                         5            2,278,602           0.37
        22 - 24                        57           18,987,446           3.04
        31 - 33                        20           11,157,070           1.79
        34 - 36                       407          194,134,588          31.10
        37 - 39                         2              857,500           0.14
        52 - 54                         3            1,528,000           0.24
        55 - 57                       103           44,521,312           7.13
        58 - 60                       832          294,552,140          47.19
        79 - 81                         5            3,010,950           0.48
        82 - 84                        24           11,212,723           1.80
--------------------------------------------------------------------------------
         Total                      1,591        $ 624,171,264         100.00%
--------------------------------------------------------------------------------
Weighted Average Months to Next Rate Adjustment: 46

*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans  still in a hybrid  period and by using next rate  adjustment for loans that are fully indexed.

         Maximum Lifetime Mortgage Rate of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Maximum Mortgage Rates (%)           Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
     9.750 or Less                    259        $ 100,981,172          16.18%
     9.751 - 10.000                   133           45,929,334           7.36
    10.001 - 10.250                   109           39,979,811           6.41
    10.251 - 10.500                   143           53,700,310           8.60
    10.501 - 10.750                   143           52,560,893           8.42
    10.751 - 11.000                   167           57,986,430           9.29
    11.001 - 11.250                   104           39,132,242           6.27
    11.251 - 11.500                   129           52,946,129           8.48
    11.501 - 11.750                   110           46,235,496           7.41
    11.751 - 12.000                   130           50,081,031           8.02
    12.001 - 12.250                    37           15,957,198           2.56
    12.251 - 12.500                    41           22,561,116           3.61
    12.501 - 12.750                    26           15,450,500           2.48
    12.751 - 13.000                    48           25,505,748           4.09
    13.001 - 13.250                     3            1,296,000           0.21
    13.251 - 13.500                     2              822,388           0.13
    13.501 - 13.750                     3            1,313,600           0.21
    14.251 - 14.500                     1              346,865           0.06
    14.501 - 14.750                     1              450,000           0.07
    15.251 - 15.500                     2              935,000           0.15
--------------------------------------------------------------------------------
       Total                        1,591        $ 624,171,264         100.00%
--------------------------------------------------------------------------------
Weighted Average Maximum Mortgage Rate:  10.936%

               Periodic Rate Cap of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Periodic Rate Cap (%)                Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
No Cap                                 98         $ 37,368,073           5.99%
1.000                                 964          330,110,458          52.89
2.000                                 529          256,692,733          41.13
--------------------------------------------------------------------------------
Total                               1,591        $ 624,171,264         100.00%
--------------------------------------------------------------------------------
Weighted Average Periodic Rate Cap: 1.437%

                Initial Rate Cap of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Initial Rate Cap (%)                 Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
No Cap                                 98         $ 37,368,073           5.99%
1.000                                  47           12,120,659           1.94
2.000                                 225          115,221,518          18.46
3.000                                 168           61,112,375           9.79
4.875                                   1              422,105           0.07
5.000                               1,046          395,386,170          63.35
6.000                                   6            2,540,364           0.41
--------------------------------------------------------------------------------
Total                               1,591        $ 624,171,264         100.00%
--------------------------------------------------------------------------------
Weighted Average Initial Rate Cap: 4.124%

                  Gross Margin of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Gross Margins (%)                    Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
     1.001 - 1.500                      1            $ 450,000           0.07%
     1.501 - 2.000                     28            9,327,177           1.49
     2.001 - 2.500                   1272          478,303,747          76.63
     2.501 - 3.000                    230          111,809,641          17.91
     3.001 - 3.500                     32           12,887,423           2.06
     3.501 - 4.000                     19            7,666,552           1.23
     4.001 - 4.500                      7            2,952,952           0.47
     4.501 - 5.000                      2              773,771           0.12
--------------------------------------------------------------------------------
        Total                       1,591        $ 624,171,264         100.00%
--------------------------------------------------------------------------------
Weighted Average Gross Margin: 2.394%

             Interest Only Feature of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Interest Only Feature                Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
None                                  341        $ 124,294,858          19.91%
2 Years                                 6            2,863,125           0.46
3 Years                               316          162,991,942          26.11
5 Years                               347          145,775,536          23.36
7 Years                                13            7,972,185           1.28
10 Years                              568          180,273,619          28.88
--------------------------------------------------------------------------------
Total                               1,591        $ 624,171,264         100.00%
--------------------------------------------------------------------------------

        Original Prepayment Penalty Term of the Mortgage Loans in Group I
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
Original Prepayment Penalty Term   Mortgage      Outstanding as of     Mortgage
(Months)                             Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
None                                  977        $ 466,030,233          74.66%
6                                       4            1,665,701           0.27
7                                       2              442,550           0.07
12                                     13            6,156,937           0.99
24                                      3            1,025,725           0.16
36                                     94           42,946,892           6.88
60                                    498          105,903,226          16.97
--------------------------------------------------------------------------------
Total                               1,591        $ 624,171,264         100.00%
--------------------------------------------------------------------------------

       Principal Balances of the Mortgage Loans at Origination in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Original Principal Balance ($)       Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
   100,001 - 200,000                  507           74,100,349          39.37
   200,001 - 300,000                  254           62,334,269          33.12
   300,001 - 350,000                   69           21,975,003          11.68
   350,001 - 400,000                   18            6,688,416           3.55
   400,001 - 450,000                    5            2,172,055           1.15
   450,001 - 500,000                    6            2,887,200           1.53
   500,001 - 550,000                    2            1,016,000           0.54
   550,001 - 600,000                    1              576,000           0.31
   600,001 - 650,000                    1              641,100           0.34
--------------------------------------------------------------------------------
         Total                      1,068        $ 188,206,651         100.00%
--------------------------------------------------------------------------------
Minimum Original Principal Balance: $22,050
Maximum Original Principal Balance: $641,100
Average Original Principal Balance: $176,315

                 Stated Principal Balances of the Mortgage Loans
                       as of the Cut-Off Date in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Stated Principal Balance ($)         Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
         0 - 100,000                  205         $ 15,816,260           8.40%
   100,001 - 200,000                  507           74,100,349          39.37
   200,001 - 300,000                  254           62,334,269          33.12
   300,001 - 350,000                   69           21,975,003          11.68
   350,001 - 400,000                   18            6,688,416           3.55
   400,001 - 450,000                    5            2,172,055           1.15
   450,001 - 500,000                    6            2,887,200           1.53
   500,001 - 550,000                    2            1,016,000           0.54
   550,001 - 600,000                    1              576,000           0.31
   600,001 - 650,000                    1              641,100           0.34
--------------------------------------------------------------------------------
  Total                             1,068        $ 188,206,651         100.00%
--------------------------------------------------------------------------------
Minimum Stated Principal Balance: $22,050
Maximum Stated Principal Balance: $641,100
Average Stated Principal Balance: $176,223

     Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Mortgage Interest Rates (%)          Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
     2.750 - 2.999                      1            $ 157,946           0.08%
     3.000 - 3.249                      4              682,040           0.36
     3.250 - 3.499                      9            1,850,572           0.98
     3.500 - 3.749                      4              726,637           0.39
     3.750 - 3.999                      4              770,141           0.41
     4.000 - 4.249                      5              691,499           0.37
     4.250 - 4.499                      6            1,357,843           0.72
     4.500 - 4.749                     10            2,048,866           1.09
     4.750 - 4.999                     23            4,235,296           2.25
     5.000 - 5.249                     26            4,614,535           2.45
     5.250 - 5.499                     54           10,293,839           5.47
     5.500 - 5.749                     88           16,009,627           8.51
     5.750 - 5.999                    170           30,028,324          15.95
     6.000 - 6.249                    142           27,309,715          14.51
     6.250 - 6.499                    167           27,330,431          14.52
     6.500 - 6.749                    138           23,052,067          12.25
     6.750 - 6.999                    113           19,807,852          10.52
     7.000 - 7.249                     54            9,369,178           4.98
     7.250 - 7.499                     22            3,342,634           1.78
     7.500 - 7.749                     17            2,723,906           1.45
     7.750 - 7.999                      9            1,580,502           0.84
     8.000 - 8.249                      1               62,400           0.03
     8.500 - 8.749                      1              160,800           0.09
--------------------------------------------------------------------------------
        Total                       1,068        $ 188,206,651         100.00%
--------------------------------------------------------------------------------
Minimum Mortgage Rate:          2.750%
Maximum Mortgage Rate:          8.625%
Weighted Average Mortgage Rate: 6.075%

                   Original Loan-to-Value Ratios* in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Loan-to-Value Ratios (%)             Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
      0.01 - 30.00                      5            $ 976,453           0.52%
     30.01 - 40.00                      2              402,401           0.21
     40.01 - 50.00                      8            1,253,540           0.67
     50.01 - 55.00                      8            1,437,308           0.76
     55.01 - 60.00                     12            2,438,708           1.30
     60.01 - 65.00                     23            4,611,936           2.45
     65.01 - 70.00                     47           10,102,211           5.37
     70.01 - 75.00                     57            9,192,354           4.88
     75.01 - 80.00                    790          136,563,459          72.56
     80.01 - 85.00                      5              896,776           0.48
     85.01 - 90.00                     65           11,391,104           6.05
     90.01 - 95.00                     46            8,940,400           4.75
--------------------------------------------------------------------------------
  Total                             1,068        $ 188,206,651         100.00%
--------------------------------------------------------------------------------
Weighted Average Original Loan-to-Value: 78.71%

*Loan to value ratios are  calculated by taking the Original  Principal  Balance and dividing the lesser of the  original  appraised  value and sell price of the property.

         Geographic Distribution* of the Mortgage Properties in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Geographic Distribution              Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
Alabama                                 1            $ 199,500           0.11%
Arkansas                                5              489,600           0.26
Arizona                                74           10,647,222           5.66
California                            200           47,496,267          25.24
Colorado                               50            8,133,378           4.32
Connecticut                            10            1,801,121           0.96
District of Columbia                    2              754,814           0.40
Delaware                                3              404,284           0.21
Florida                                87           13,228,398           7.03
Georgia                               120           15,615,437           8.30
Idaho                                  14            1,510,315           0.80
Illinois                               29            5,827,049           3.10
Indiana                                 1              104,000           0.06
Kansas                                  3              209,537           0.11
Louisiana                               1              101,700           0.05
Massachusetts                          41            9,243,082           4.91
Maryland                               27            4,907,176           2.61
Maine                                   2              507,836           0.27
Michigan                               11              913,857           0.49
Minnesota                               7            1,777,400           0.94
Missouri                                9            1,073,363           0.57
Montana                                 3              516,800           0.27
North Carolina                         40            5,386,108           2.86
New Hampshire                           3              616,711           0.33
New Jersey                             20            4,581,815           2.43
New Mexico                              3              342,030           0.18
Nevada                                 57           10,018,988           5.32
New York                               33            8,424,331           4.48
Ohio                                   17            1,613,714           0.86
Oklahoma                                2              116,702           0.06
Oregon                                 39            6,247,089           3.32
Pennsylvania                           17            2,329,983           1.24
Rhode Island                            7            1,481,011           0.79
South Carolina                         11            1,148,243           0.61
Tennessee                               6              994,269           0.53
Texas                                  34            4,593,171           2.44
Utah                                   13            1,967,358           1.05
Virginia                               23            4,392,602           2.33
Washington                             38            7,792,942           4.14
Wisconsin                               2              129,600           0.07
West Virginia                           1              260,850           0.14
Wyoming                                 2              307,000           0.16
--------------------------------------------------------------------------------
  Total                             1,068        $ 188,206,651         100.00%
--------------------------------------------------------------------------------
*No more than  approximately  0.54% of the  Mortgage  Loans by Stated  Principal
Balance will be secured by properties located in any one zip code area.

  Credit Scores as of the Date of Origination of the Mortgage Loans in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Range of Credit Scores               Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
       620 - 639                       29          $ 6,149,630           3.27%
       640 - 659                      100           18,070,888           9.60
       660 - 679                      138           25,059,793          13.32
       680 - 699                      206           33,327,693          17.71
       700 - 719                      154           27,598,194          14.66
       720 - 739                      153           26,773,182          14.23
       740 - 759                      132           23,066,710          12.26
       760 - 779                       95           16,697,091           8.87
       780 - 799                       53            9,853,914           5.24
       800 - 819                        7            1,409,556           0.75
       820 - 839                        1              200,000           0.11
--------------------------------------------------------------------------------
         Total                      1,068        $ 188,206,651         100.00%
--------------------------------------------------------------------------------
Weighted Average Credit Score: 710

              Property Types of the Mortgage Properties in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Property Type                        Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
2-4 Family                            160         $ 38,262,519          20.33%
Condominium                           115           18,374,666           9.76
PUD                                   223           37,615,351          19.99
Single Family                         569           93,897,448          49.89
Town House                              1               56,667           0.03
--------------------------------------------------------------------------------
  Total                             1,068        $ 188,206,651         100.00%
--------------------------------------------------------------------------------

               Occupancy Status of Mortgage Properties in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Occupancy Status                     Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
Investor                              646        $ 105,266,285          55.93%
Owner Occupied                        401           79,233,812          42.10
Second Home                            21            3,706,554           1.97
--------------------------------------------------------------------------------
  Total                             1,068        $ 188,206,651         100.00%
--------------------------------------------------------------------------------

                 Loan Purpose of the Mortgage Loans in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Loan Purpose                         Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
Cash Out Refinance                    182         $ 34,546,560          18.36%
Purchase                              731          128,266,087          68.15
Rate/Term Refinance                   155           25,394,004          13.49
--------------------------------------------------------------------------------
  Total                             1,068        $ 188,206,651         100.00%
--------------------------------------------------------------------------------

              Documentation Type of the Mortgage Loans in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Documentation Type                   Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
Full Documentation                    322         $ 50,156,163          26.65%
No Documentation                      125           24,436,757          12.98
Reduced Documentation                 621          113,613,731          60.37
--------------------------------------------------------------------------------
  Total                             1,068        $ 188,206,651         100.00%
--------------------------------------------------------------------------------

       Original Terms to Stated Maturity of the Mortgage Loans in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Original Term (Months)               Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
360                                 1,068        $ 188,206,651         100.00%
--------------------------------------------------------------------------------
  Total                             1,068        $ 188,206,651         100.00%
--------------------------------------------------------------------------------
Minimum Original Term to Stated Maturity (Mths):  360
Maximum Original Term to Stated Maturity (Mths):  360
Weighted Average Orig. Term to Stated Mat.(Mths): 360

      Remaining Terms to Stated Maturity of the Mortgage Loans in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Stated Remaining Term (Months)       Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
       300 - 359                    1,032        $ 181,622,201          96.50%
       360                             36            6,584,450           3.50
--------------------------------------------------------------------------------
         Total                      1,068        $ 188,206,651         100.00%
--------------------------------------------------------------------------------
Minimum Original Term to Stated Maturity (Mths):  340
Maximum Original Term to Stated Maturity (Mths):  360
Weighted Average Rem. Term to Stated Mat.(Mths):  359

                     Index of the Mortgage Loans in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Index                                Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
1 Month Libor                          13          $ 2,675,747           1.42%
1 Year CMT                              8            1,719,126           0.91
1 Year Libor                            1              254,814           0.14
6 Month Libor                       1,046          183,556,965          97.53
--------------------------------------------------------------------------------
  Total                             1,068        $ 188,206,651         100.00%
--------------------------------------------------------------------------------

           Rate Adjustment Frequency of the Mortgage Loans in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Rate Adjustment Frequency            Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
1 Month                                13          $ 2,675,747           1.42%
6 Month                             1,046          183,556,965          97.53
12 Month                                9            1,973,940           1.05
--------------------------------------------------------------------------------
  Total                             1,068        $ 188,206,651         100.00%
--------------------------------------------------------------------------------

        Months to Next Rate Adjustment* of the Mortgage Loans in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Months to Next Rate Adjustment       Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
         1 - 3                         24          $ 4,832,445           2.57%
         4 - 6                         33            5,650,231           3.00
         7 - 9                          1              254,814           0.14
        13 - 15                         7            1,567,326           0.83
        19 - 21                         8            1,548,831           0.82
        22 - 24                       111           18,255,182           9.70
        31 - 33                         9            1,552,684           0.82
        34 - 36                       565          102,627,760          54.53
        52 - 54                         3              495,505           0.26
        55 - 57                         7            1,027,097           0.55
        58 - 60                       297           50,012,882          26.57
        82 - 84                         3              381,895           0.20
--------------------------------------------------------------------------------
         Total                      1,068        $ 188,206,651         100.00%
--------------------------------------------------------------------------------
Weighted Average Months to Next Rate Adjustment:  38

*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans  still in a hybrid  period and by using next rate  adjustment for loans that are fully indexed.

        Maximum Lifetime Mortgage Rate of the Mortgage Loans in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Maximum Mortgage Rates (%)           Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
     9.750 or Less                      9          $ 1,606,965           0.85%
     9.751 - 10.000                    13            2,207,625           1.17
    10.001 - 10.250                     6            1,099,992           0.58
    10.251 - 10.500                    27            4,791,948           2.55
    10.501 - 10.750                    57            9,766,407           5.19
    10.751 - 11.000                    85           15,518,669           8.25
    11.001 - 11.250                    78           13,981,573           7.43
    11.251 - 11.500                   136           22,502,452          11.96
    11.501 - 11.750                   125           21,479,520          11.41
    11.751 - 12.000                   180           33,178,806          17.63
    12.001 - 12.250                   112           19,253,829          10.23
    12.251 - 12.500                    97           17,096,251           9.08
    12.501 - 12.750                    66           12,647,795           6.72
    12.751 - 13.000                    44            7,801,059           4.14
    13.001 - 13.250                    13            2,334,062           1.24
    13.251 - 13.500                    12            1,843,720           0.98
    13.501 - 13.750                     6              767,190           0.41
    13.751 - 14.000                     1              159,890           0.08
    15.001 - 15.250                     1              168,900           0.09
--------------------------------------------------------------------------------
        Total                       1,068        $ 188,206,651         100.00%
--------------------------------------------------------------------------------
Weighted Average Maximum Mortgage Rate: 11.762%

               Periodic Rate Cap of the Mortgage Loans in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Periodic Rate Cap (%)                Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
No Cap                                 24          $ 4,712,831           2.50%
1.000                               1,027          179,593,481          95.42
2.000                                  17            3,900,340           2.07
--------------------------------------------------------------------------------
  Total                             1,068        $ 188,206,651         100.00%
--------------------------------------------------------------------------------
Weighted Average Periodic Rate Cap: 1.021%

               Initial Rate Cap of the Mortgage Loans in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Initial Rate Cap (%)                 Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
No Cap                                 24          $ 4,712,831           2.50%
1.000                                  23            3,573,896           1.90
2.000                                  16            3,652,340           1.94
3.000                                 129           21,748,410          11.56
5.000                                 874          154,153,425          81.91
6.000                                   2              365,750           0.19
--------------------------------------------------------------------------------
  Total                             1,068        $ 188,206,651         100.00%
--------------------------------------------------------------------------------
Weighted Average Initial Rate Cap: 4.627%

                 Gross Margin of the Mortgage Loans in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Gross Margins (%)                    Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
     1.001 - 1.500                      1            $ 157,946           0.08%
     1.501 - 2.000                     12            2,419,312           1.29
     2.001 - 2.500                     94           15,919,927           8.46
     2.501 - 3.000                    889          157,201,061          83.53
     3.001 - 3.500                     26            4,858,658           2.58
     3.501 - 4.000                     17            2,880,929           1.53
     4.001 - 4.500                     10            1,621,530           0.86
     4.501 - 5.000                     19            3,147,288           1.67
--------------------------------------------------------------------------------
          Total                     1,068        $ 188,206,651         100.00%
--------------------------------------------------------------------------------
Weighted Average Gross Margin: 2.785%

             Interest Only Feature of the Mortgage Loans in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Interest Only Feature                Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
None                                  188         $ 34,604,286          18.39%
2 Years                                24            4,508,281           2.40
3 Years                               505           90,745,741          48.22
5 Years                               256           42,350,859          22.50
7 Years                                 2              242,031           0.13
10 Years                               93           15,755,453           8.37
--------------------------------------------------------------------------------
  Total                             1,068        $ 188,206,651         100.00%
--------------------------------------------------------------------------------

       Original Prepayment Penalty Term of the Mortgage Loans in Group II
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
Original Prepayment Penalty Term   Mortgage      Outstanding as of     Mortgage
(Months)                             Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
None                                  806        $ 147,824,433          78.54%
6                                       1              202,560           0.11
7                                       1              201,500           0.11
12                                      2              460,000           0.24
24                                     16            2,909,888           1.55
30                                      2              463,550           0.25
36                                    240           36,144,720          19.20
--------------------------------------------------------------------------------
Total                               1,068        $ 188,206,651         100.00%
--------------------------------------------------------------------------------

   Principal Balances of the Mortgage Loans at Origination in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Original Principal Balance ($)       Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
         0 - 100,000                  267         $ 20,958,043           2.58%
   100,001 - 200,000                  810          118,331,059          14.57
   200,001 - 300,000                  391           96,324,266          11.86
   300,001 - 350,000                  190           62,221,733           7.66
   350,001 - 400,000                  339          127,762,524          15.73
   400,001 - 450,000                  157           67,057,169           8.25
   450,001 - 500,000                  139           66,121,608           8.14
   500,001 - 550,000                   91           47,795,300           5.88
   550,001 - 600,000                   60           34,404,455           4.24
   600,001 - 650,000                  104           66,295,944           8.16
   650,001 - 700,000                   13            8,904,371           1.10
   700,001 - 800,000                   29           21,384,893           2.63
   800,001 - 900,000                   20           17,115,717           2.11
   900,001 - 1,000,000                 28           27,600,309           3.40
 1,000,001 - 1,100,000                  2            2,189,000           0.27
 1,100,001 - 1,200,000                  4            4,719,378           0.58
 1,200,001 - 1,300,000                  4            5,149,080           0.63
 1,300,001 - 1,400,000                  2            2,742,000           0.34
 1,400,001 - 1,500,000                  3            4,438,000           0.55
 1,500,001 or Greater                   6           10,863,067           1.34
--------------------------------------------------------------------------------
        Total                       2,659        $ 812,377,915         100.00%
--------------------------------------------------------------------------------
Minimum Original Principal Balance: $22,050
Maximum Original Principal Balance: $2,450,000
Average Original Principal Balance: $306,054

                 Stated Principal Balances of the Mortgage Loans
                   as of the Cut-Off Date in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Stated Principal Balance ($)         Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
         0 - 100,000                  267         $ 20,958,043           2.58%
   100,001 - 200,000                  811          118,468,499          14.58
   200,001 - 300,000                  392           96,615,288          11.89
   300,001 - 350,000                  190           62,476,720           7.69
   350,001 - 400,000                  337          127,079,075          15.64
   400,001 - 450,000                  160           68,323,849           8.41
   450,001 - 500,000                  137           65,255,619           8.03
   500,001 - 550,000                   91           47,795,300           5.88
   550,001 - 600,000                   61           34,999,455           4.31
   600,001 - 650,000                  102           64,995,944           8.00
   650,001 - 700,000                   16           10,888,309           1.34
   700,001 - 800,000                   26           19,705,264           2.43
   800,001 - 900,000                   20           17,115,717           2.11
   900,001 - 1,000,000                 28           27,600,309           3.40
 1,000,001 - 1,100,000                  2            2,189,000           0.27
 1,100,001 - 1,200,000                  4            4,719,378           0.58
 1,200,001 - 1,300,000                  4            5,149,080           0.63
 1,300,001 - 1,400,000                  2            2,742,000           0.34
 1,400,001 - 1,500,000                  3            4,438,000           0.55
 1,500,001 or Greater                   6           10,863,067           1.34
--------------------------------------------------------------------------------
        Total                       2,659        $ 812,377,915         100.00%
--------------------------------------------------------------------------------
Minimum Stated Principal Balance: $22,050
Maximum Stated Principal Balance: $2,450,000
Average Stated Principal Balance: $305,520

                      Mortgage Rates of the Mortgage Loans
                   as of the Cut-Off Date in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Mortgage Interest Rates (%)          Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
     2.500 - 2.749                      1            $ 450,000           0.06%
     2.750 - 2.999                      2              257,946           0.03
     3.000 - 3.249                     10            2,420,740           0.30
     3.250 - 3.499                     22            5,338,612           0.66
     3.500 - 3.749                     20            6,517,323           0.80
     3.750 - 3.999                     46           12,940,551           1.59
     4.000 - 4.249                     58           19,074,392           2.35
     4.250 - 4.499                     69           27,942,202           3.44
     4.500 - 4.749                    140           57,744,483           7.11
     4.750 - 4.999                    187           66,475,757           8.18
     5.000 - 5.249                    149           50,120,029           6.17
     5.250 - 5.499                    219           76,935,959           9.47
     5.500 - 5.749                    299          102,800,762          12.65
     5.750 - 5.999                    369          107,292,268          13.21
     6.000 - 6.249                    264           73,461,548           9.04
     6.250 - 6.499                    278           68,917,260           8.48
     6.500 - 6.749                    213           54,345,608           6.69
     6.750 - 6.999                    178           46,341,144           5.70
     7.000 - 7.249                     67           14,715,477           1.81
     7.250 - 7.499                     34           11,385,046           1.40
     7.500 - 7.749                     21            4,199,506           0.52
     7.750 - 7.999                     11            2,478,102           0.31
     8.000 - 8.249                      1               62,400           0.01
     8.500 - 8.749                      1              160,800           0.02
--------------------------------------------------------------------------------
         Total                      2,659        $ 812,377,915         100.00%
--------------------------------------------------------------------------------
Minimum Mortgage Rate:          2.625%
Maximum Mortgage Rate:          8.625%
Weighted Average Mortgage Rate: 5.578%

                Original Loan-to-Value Ratios* in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Loan-to-Value Ratios (%)             Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
      0.01 - 30.00                     10          $ 3,516,753           0.43%
     30.01 - 40.00                     11            4,197,967           0.52
     40.01 - 50.00                     40           15,209,731           1.87
     50.01 - 55.00                     40           15,597,397           1.92
     55.01 - 60.00                     62           31,711,464           3.90
     60.01 - 65.00                     86           37,329,695           4.60
     65.01 - 70.00                    210           92,310,229          11.36
     70.01 - 75.00                    184           67,442,838           8.30
     75.01 - 80.00                  1,713          471,455,333          58.03
     80.01 - 85.00                     23            6,637,393           0.82
     85.01 - 90.00                    189           43,725,083           5.38
     90.01 - 95.00                     89           22,121,169           2.72
     95.01 - 100.00                     2            1,122,865           0.14
--------------------------------------------------------------------------------
        Total                       2,659        $ 812,377,915         100.00%
--------------------------------------------------------------------------------
Weighted Average Original Loan-to-Value: 75.74%

*Loan to value ratios are  calculated by taking the Original  Principal  Balance and dividing the lesser of the  original  appraised  value and sell price of the property.

     Geographic Distribution* of the Mortgage Properties in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Geographic Distribution              Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
Alabama                                 4          $ 1,654,900           0.20%
Arkansas                                5              489,600           0.06
Arizona                               232           45,858,446           5.64
California                            791          331,561,246          40.81
Colorado                              107           25,581,342           3.15
Connecticut                            16            5,248,690           0.65
District of Columbia                    6            2,729,814           0.34
Delaware                                3              404,284           0.05
Florida                               287           85,044,941          10.47
Georgia                               236           50,862,428           6.26
Hawaii                                  4            2,940,565           0.36
Idaho                                  15            2,040,745           0.25
Illinois                               50           13,104,115           1.61
Indiana                                 7            1,197,315           0.15
Kansas                                  3              209,537           0.03
Kentucky                                1               89,374           0.01
Louisiana                               2              501,700           0.06
Massachusetts                          59           17,674,034           2.18
Maryland                               77           27,252,523           3.35
Maine                                   7            2,181,206           0.27
Michigan                               24            5,526,605           0.68
Minnesota                              13            4,114,377           0.51
Missouri                               15            2,444,738           0.30
Mississippi                             1              649,321           0.08
Montana                                 5            1,116,600           0.14
North Carolina                         51           10,821,080           1.33
New Hampshire                           8            1,955,377           0.24
New Jersey                             50           17,919,780           2.21
New Mexico                              6            1,997,594           0.25
Nevada                                104           25,694,310           3.16
New York                               58           20,330,622           2.50
Ohio                                   29            4,188,411           0.52
Oklahoma                                2              116,702           0.01
Oregon                                 62           12,475,984           1.54
Pennsylvania                           27            5,366,862           0.66
Rhode Island                            9            2,252,577           0.28
South Carolina                         20            4,968,892           0.61
South Dakota                            1              488,250           0.06
Tennessee                              11            2,832,869           0.35
Texas                                  50            8,794,630           1.08
Utah                                   23            5,314,640           0.65
Virginia                               91           32,784,958           4.04
Washington                             82           22,898,483           2.82
Wisconsin                               2              129,600           0.02
West Virginia                           1              260,850           0.03
Wyoming                                 2              307,000           0.04
--------------------------------------------------------------------------------
  Total                             2,659        $ 812,377,915         100.00%
--------------------------------------------------------------------------------
*No more than  approximately  0.63% of the  Mortgage  Loans by Stated  Principal
Balance will be secured by properties located in any one zip code area.

                   Credit Scores as of the Date of Origination
                    of the Mortgage Loans in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Range of Credit Scores               Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
        NA                             10          $ 2,045,510           0.25%
       575 - 599                        1              909,350           0.11
       600 - 619                        1              366,400           0.05
       620 - 639                       79           29,132,450           3.59
       640 - 659                      260           82,445,258          10.15
       660 - 679                      378          122,711,630          15.11
       680 - 699                      483          143,028,244          17.61
       700 - 719                      390          120,470,032          14.83
       720 - 739                      341           98,837,806          12.17
       740 - 759                      326           92,994,874          11.45
       760 - 779                      258           82,835,698          10.20
       780 - 799                      115           31,874,034           3.92
       800 - 819                       16            4,526,629           0.56
       820 - 839                        1              200,000           0.02
--------------------------------------------------------------------------------
        Total                       2,659        $ 812,377,915         100.00%
--------------------------------------------------------------------------------
Weighted Average Credit Score: 707

          Property Types of the Mortgage Properties in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Property Type                        Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
2-4 Family                            225         $ 66,519,470           8.19%
Condominium                           250           64,937,352           7.99
PUD                                   715          218,268,840          26.87
Single Family                       1,467          462,498,387          56.93
Townhouse                               2              153,867           0.02
--------------------------------------------------------------------------------
  Total                             2,659        $ 812,377,915         100.00%
--------------------------------------------------------------------------------

           Occupancy Status of Mortgage Properties in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Occupancy Status                     Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
Investor                              932        $ 191,068,427          23.52%
Owner Occupied                      1,627          586,606,739          72.21
Second Home                           100           34,702,749           4.27
--------------------------------------------------------------------------------
  Total                             2,659        $ 812,377,915         100.00%
--------------------------------------------------------------------------------

              Loan Purpose of the Mortgage Loans in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Loan Purpose                         Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
Cash Out Refinance                    546        $ 182,961,679          22.52%
Purchase                            1,712          508,670,924          62.62
Rate/Term Refinance                   401          120,745,313          14.86
--------------------------------------------------------------------------------
  Total                             2,659        $ 812,377,915         100.00%
--------------------------------------------------------------------------------

            Documentation Type of the Mortgage Loans Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Documentation Type                   Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
Full Documentation                    782        $ 214,820,544          26.44%
No Documentation                      382          108,927,183          13.41
Preferred                              14            6,342,982           0.78
Reduced Documentation               1,481          482,287,206          59.37
--------------------------------------------------------------------------------
  Total                             2,659        $ 812,377,915         100.00%
--------------------------------------------------------------------------------

   Original Terms to Stated Maturity of the Mortgage Loans in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Original Term (Months)               Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
360                                 2,659        $ 812,377,915         100.00%
--------------------------------------------------------------------------------
  Total                             2,659        $ 812,377,915         100.00%
--------------------------------------------------------------------------------
Minimum Original Term to Stated Maturity (Mths):   360
Maximum Original Term to Stated Maturity (Mths):   360
Weighted Average Orig. Term to Stated Mat. (Mths): 360

   Remaining Terms to Stated Maturity of the Mortgage Loans in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Stated Remaining Term (Months)       Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
       300 - 359                    2,310        $ 661,578,305          81.44%
       360                            349          150,799,610          18.56
--------------------------------------------------------------------------------
         Total                      2,659        $ 812,377,915         100.00%
--------------------------------------------------------------------------------
Minimum Original Term to Stated Maturity (Mths):   335
Maximum Original Term to Stated Maturity (Mths):   360
Weighted Average Rem. Term to Stated Mat. (Mths):  359

                 Index of the Mortgage Loans in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Index                                Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
1 Month Libor                          54         $ 15,842,881           1.95%
1 Year CMT                             14            4,846,116           0.60
1 Year Libor                          504          246,181,538          30.30
6 Month Libor                       2,087          545,507,380          67.15
--------------------------------------------------------------------------------
  Total                             2,659        $ 812,377,915         100.00%
--------------------------------------------------------------------------------

       Rate Adjustment Frequency of the Mortgage Loans in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Rate Adjustment Frequency            Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
1 Month                                54         $ 15,842,881           1.95%
6 Month                             2,087          545,507,380          67.15
12 Month                              518          251,027,654          30.90
--------------------------------------------------------------------------------
  Total                             2,659        $ 812,377,915         100.00%
--------------------------------------------------------------------------------

    Months to Next Rate Adjustment* of the Mortgage Loans in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Months to Next Rate Adjustment       Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
         1 - 3                         74         $ 20,443,057           2.52%
         4 - 6                        105           25,874,453           3.19
         7 - 9                          3            1,386,588           0.17
        10 - 12                         1              683,938           0.08
        13 - 15                        14            5,334,722           0.66
        16 - 18                         1              512,991           0.06
        19 - 21                        13            3,827,432           0.47
        22 - 24                       168           37,242,628           4.58
        31 - 33                        29           12,709,754           1.56
        34 - 36                       972          296,762,348          36.53
        37 - 39                         2              857,500           0.11
        52 - 54                         6            2,023,505           0.25
        55 - 57                       110           45,548,409           5.61
        58 - 60                     1,129          344,565,022          42.41
        79 - 81                         5            3,010,950           0.37
        82 - 84                        27           11,594,618           1.43
--------------------------------------------------------------------------------
          Total                     2,659        $ 812,377,915         100.00%
--------------------------------------------------------------------------------
Weighted Average Months to Next Rate Adjustment: 45

*Months to next rate adjustment is calculated by using the first rate adjustment date for the loans  still in a hybrid  period and by using next rate  adjustment for loans that are fully indexed.

     Maximum Lifetime Mortgage Rate of the Mortgage Loans in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Maximum Mortgage Rates (%)           Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
     9.750 or Less                    268        $ 102,588,137          12.63%
     9.751 - 10.000                   146           48,136,959           5.93
    10.001 - 10.250                   115           41,079,802           5.06
    10.251 - 10.500                   170           58,492,258           7.20
    10.501 - 10.750                   200           62,327,300           7.67
    10.751 - 11.000                   252           73,505,099           9.05
    11.001 - 11.250                   182           53,113,816           6.54
    11.251 - 11.500                   265           75,448,581           9.29
    11.501 - 11.750                   235           67,715,017           8.34
    11.751 - 12.000                   310           83,259,837          10.25
    12.001 - 12.250                   149           35,211,027           4.33
    12.251 - 12.500                   138           39,657,366           4.88
    12.501 - 12.750                    92           28,098,295           3.46
    12.751 - 13.000                    92           33,306,807           4.10
    13.001 - 13.250                    16            3,630,062           0.45
    13.251 - 13.500                    14            2,666,109           0.33
    13.501 - 13.750                     9            2,080,790           0.26
    13.751 - 14.000                     1              159,890           0.02
    14.251 - 14.500                     1              346,865           0.04
    14.501 - 14.750                     1              450,000           0.06
    15.001 - 15.250                     1              168,900           0.02
    15.251 - 15.500                     2              935,000           0.12
--------------------------------------------------------------------------------
         Total                      2,659        $ 812,377,915         100.00%
--------------------------------------------------------------------------------
Weighted Average Maximum Mortgage Rate: 11.127%

           Periodic Rate Cap of the Mortgage Loans in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Periodic Rate Cap (%)                Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
No Cap                                122         $ 42,080,904           5.18%
1.000                               1,991          509,703,939          62.74
2.000                                 546          260,593,073          32.08
--------------------------------------------------------------------------------
  Total                             2,659        $ 812,377,915         100.00%
--------------------------------------------------------------------------------
Weighted Average Periodic Rate Cap: 1.338%

            Initial Rate Cap of the Mortgage Loans in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Initial Rate Cap (%)                 Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
No Cap                                122         $ 42,080,904           5.18%
1.000                                  70           15,694,555           1.93
2.000                                 241          118,873,857          14.63
3.000                                 297           82,860,785          10.20
4.875                                   1              422,105           0.05
5.000                               1,920          549,539,596          67.65
6.000                                   8            2,906,114           0.36
--------------------------------------------------------------------------------
  Total                             2,659        $ 812,377,915         100.00%
--------------------------------------------------------------------------------
Weighted Average Initial Rate Cap: 4.244%

              Gross Margin of the Mortgage Loans in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Gross Margins (%)                    Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
     1.001 - 1.500                      2            $ 607,946           0.07%
     1.501 - 2.000                     40           11,746,489           1.45
     2.001 - 2.500                  1,366          494,223,674          60.84
     2.501 - 3.000                  1,119          269,010,702          33.11
     3.001 - 3.500                     58           17,746,081           2.18
     3.501 - 4.000                     36           10,547,481           1.30
     4.001 - 4.500                     17            4,574,483           0.56
     4.501 - 5.000                     21            3,921,059           0.48
--------------------------------------------------------------------------------
         Total                      2,659        $ 812,377,915         100.00%
--------------------------------------------------------------------------------
Weighted Average Gross Margin: 2.485%

         Interest Only Feature of the Mortgage Loans in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
                                   Mortgage      Outstanding as of     Mortgage
Interest Only Feature                Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
None                                  529        $ 158,899,144          19.56%
2 Years                                30            7,371,406           0.91
3 Years                               821          253,737,683          31.23
5 Years                               603          188,126,395          23.16
7 Years                                15            8,214,216           1.01
10 Years                              661          196,029,072          24.13
--------------------------------------------------------------------------------
  Total                             2,659        $ 812,377,915         100.00%
--------------------------------------------------------------------------------

    Original Prepayment Penalty Term of the Mortgage Loans in Total Portfolio
--------------------------------------------------------------------------------
                                                 Aggregate Stated
                                   Number of     Principal Balance       % of
Original Prepayment Penalty Term   Mortgage      Outstanding as of     Mortgage
(Months)                             Loans         Cut-off Date          Loans
--------------------------------------------------------------------------------
None                                1,783        $ 613,854,666          75.56%
6                                       5            1,868,261           0.23
7                                       3              644,050           0.08
12                                     15            6,616,937           0.81
24                                     19            3,935,613           0.48
30                                      2              463,550           0.06
36                                    334           79,091,612           9.74
60                                    498          105,903,226          13.04
--------------------------------------------------------------------------------
  Total                             2,659        $ 812,377,915         100.00%
--------------------------------------------------------------------------------